Exhibit 99.1

Alabama National BanCorporation Announces Earnings for Third Quarter

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Oct. 15, 2003--Alabama National BanCorporation ("ANB") (NASDAQ/NMS: ALAB) today announced earnings for the quarter ended September 30, 2003.
    ANB's results for the third quarter of 2003 produced diluted earnings per share of $0.80, compared to $0.71 in the third quarter of 2002, an increase of 13.0%. Net income of $10.6 million was up 17.3% from the 2002 third quarter. Third quarter 2003 return on average equity was 15.55% and return on average assets was 1.12%. Net revenue, defined as net interest income plus noninterest income (excluding securities and asset disposition gains and other nonrecurring items), grew to $52.1 million in the third quarter, up 15.1% from $45.2 million in the year ago quarter. Noninterest income, which represented 40.3% of total third quarter 2003 net revenues, grew 33.1% from the 2002 third quarter.
    During the quarter, Alabama National recognized a pre-tax gain in the amount of $799,000, resulting from the liquidation and sale of a mutual insurance company in which ANB had been a policyholder. Although ANB may possibly receive an additional smaller amount in the future from this event, ANB management views this gain as a non-recurring item. Given this gain, ANB elected to prepay certain borrowings from the Federal Home Loan Bank of Atlanta during the quarter, and incur the associated prepayment penalty in the pre-tax amount of $822,000.
    Year-to-date earnings through September 30, 2003, were $30.3 million, an increase of 14.6% over the $26.4 million in earnings reported for the same period in 2002. During the 2003 nine months, diluted earnings per share were $2.35, compared to $2.08 for the same period in 2002, an increase of 12.8%. Return on average equity and return on average assets for the nine months ended September 30, 2003, were 16.07% and 1.14%, respectively, compared to 16.07% and 1.18% for the same period in 2002. Year-to-date noninterest income represented 40.9% of total net revenues.
    "We are pleased with the results of the third quarter and first nine months of 2003," said John H. Holcomb III, chairman and chief executive officer. "We had another strong quarter from our noninterest income business lines, and I am particularly pleased with the growth we achieved in our loan portfolio."
    Total assets at quarter-end of $3.85 billion were up 19.3% from September 30, 2002's $3.23 billion. Deposits at September 30, 2003 were $2.75 billion, an increase of 21.3% over September 30, 2002. Loans (excluding loans held for sale) grew to $2.55 billion at September 30, 2003, up 17.4% from September 30, 2002. September 30, 2003 share owners' equity was $272.1 million, or $21.23 per share, and tangible book value per share was $18.38. In comparison with year-end 2002, total assets grew $536.8 million, with $357.0 million in loan growth and $123.2 million in securities growth. Total deposit growth from year-end 2002 was $422.1 million. Included in the above totals are $67 million in loans, $93 million in deposits, and $130 million in assets (including $17 million of intangible assets) related to the June 19, 2003 acquisition of Millennium Bank.
    ANB continued to report strong asset quality performance, with quarter-end nonperforming assets at 0.35% of period end loans and other real estate, down from September 30, 2002's 0.42%. Consistent with prior periods, ANB continues its practice of having no loans over 90 days past due and still accruing interest. The allowance for loan losses covered nonperforming loans by 582%. Net charge-offs for the quarter of $12 thousand represent a 0.00% annualized rate, and year-to-date net charge-offs of $631 thousand represent a 0.04% annualized rate.
    ANB is a bank holding company operating 69 locations through twelve bank subsidiaries in Alabama, Florida and Georgia. At September 30, 2003, ANB had assets of $3.85 billion. The largest subsidiary for the holding company is Birmingham-based National Bank of Commerce
(NBC). Other Alabama subsidiaries include: First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Peoples State Bank in Groveland and Clermont; and Public Bank in metropolitan Orlando and Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."
    Alabama National will provide an on-line, real time Web cast and rebroadcast of its third quarter conference call to discuss financial results for the quarter completed September 30, 2003. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on October 16, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 9:00 a.m. Central Time on October 16. A telephonic replay will be available through November 15, by dialing 800-642-1687 and entering Passcode 2966848.

    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue," "cash earnings" (cash earnings per share) and "tangible book value per share." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Securities and assets sale disposition gains are excluded from this figure because they are viewed as non-recurring in nature and could distort the measure. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. ANB's management believes this measure is useful because it provides book value exclusive of intangible assets and because it is a measure used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                      Three Months Ended
                                         September 30,
                                     --------------------   Percentage
                                        2003       2002     Change (b)
                                     ---------  ---------   ----------

 Net interest income                 $  31,098  $  29,466         5.5%
 Noninterest income                     21,872     16,183        35.2
 Total revenue                          52,970     45,649        16.0
 Provision for loan and lease losses     1,396      2,245       (37.8)
 Noninterest expense                    35,625     30,174        18.1
 Net income before income taxes         15,949     13,230        20.6
 Income taxes                            5,368      4,212        27.4
 Net income                          $  10,581  $   9,018        17.3


 Weighted average common and common
  equivalent shares outstanding
    Basic                               12,935     12,364         4.6%
    Diluted                             13,161     12,679         3.8

 Net income per common share
    Basic                            $     .82  $     .73        12.2%
    Diluted                                .80        .71        13.0

 Cash earnings (a)
    Total                            $  10,783  $   9,181        17.4%
    Basic                                  .83        .74        12.3
    Diluted                                .82        .72        13.1

 Cash dividends declared on common
  stock                              $    .285  $     .25
 Return on average assets                 1.12%      1.16%
 Return on average equity                15.55      15.79


                          Noninterest Income

 Securities gains                    $       4  $       -          NM
 Service charge income                   3,623      3,158        14.7
 Investment services income              4,555      3,261        39.7
 Securities brokerage and trust
  income                                 3,995      3,864         3.4
 Origination and sale of mortgages       5,478      2,814        94.7
 Gain on disposal and liquidation of
  assets                                   914        435       110.1
 Bank owned life insurance                 684        791       (13.5)
 Insurance commissions                     797        651        22.4
 Other                                   1,822      1,209        50.7
                                     ---------  ---------
 Total noninterest income            $  21,872  $  16,183        35.2
                                     =========  =========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful

                                       Nine Months Ended
                                         September 30,
                                     --------------------   Percentage
                                        2003       2002     Change (b)
                                     ---------  ---------   ----------

 Net interest income                 $  88,458  $  84,842         4.3%
 Noninterest income                     62,153     42,776        45.3
 Total revenue                         150,611    127,618        18.0
 Provision for loan and lease losses     3,911      4,726       (17.2)
 Noninterest expense                   101,453     84,215        20.5
 Net income before income taxes         45,247     38,677        17.0
 Income taxes                           14,977     12,269        22.1
 Net income                          $  30,270  $  26,408        14.6


 Weighted average common and common
  equivalent shares outstanding
    Basic                               12,678     12,358         2.6%
    Diluted                             12,875     12,668         1.6

 Net income per common share
    Basic                            $    2.39  $    2.14        11.7%
    Diluted                               2.35       2.08        12.8

 Cash earnings (a)
    Total                            $  30,816  $  26,852        14.8%
    Basic                                 2.43       2.17        11.9
    Diluted                               2.39       2.12        12.9

 Cash dividends declared on common
  stock                              $    .855  $     .75
 Return on average assets                 1.14%      1.18%
 Return on average equity                16.07      16.07


                          Noninterest Income

 Securities gains                    $      43  $      35        22.9%
 Service charge income                  10,436      8,769        19.0
 Investment services income             16,087      8,920        80.3
 Securities brokerage and trust
  income                                12,018      9,794        22.7
 Origination and sale of mortgages      13,427      7,372        82.1
 Gain on disposal and liquidation of
  assets                                   881        251       251.0
 Bank owned life insurance               2,052      2,256        (9.0)
 Insurance commissions                   2,435      1,800        35.3
 Other                                   4,774      3,579        33.4
                                     ---------  ---------
 Total noninterest income            $  62,153  $  42,776        45.3
                                     =========  =========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful

                                        September 30,
                                   ----------------------   Percentage
                                      2003        2002        Change
                                   ----------  ----------   ----------
 Total assets                      $3,852,941  $3,229,836        19.3%
 Earning assets                     3,465,292   2,910,247        19.1
 Securities (a)                       823,526     627,607        31.2
 Loans held for sale                   37,744      48,835       (22.7)
 Loans and leases, net of unearned
  income                            2,548,353   2,170,400        17.4
 Allowance for loan and lease
  losses                               36,979      32,674        13.2
 Deposits                           2,752,516   2,270,032        21.3
 Short-term borrowings                 61,150      77,100       (20.7)
 Long-term debt                       315,040     189,074        66.6
 Stockholders' equity                 272,139     228,585        19.1

 (a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                 As of / For the Three Months Ended
                              September 30,  June 30,    September 30,
                                 2003          2003          2002
                             -------------  ----------- -------------
 Nonaccrual loans            $       6,357  $     6,652 $       7,380
 Restructured loans                      -           -              -
 Loans past due 90 days or
  more and still accruing                0           0              0
 Total nonperforming loans           6,357       6,652          7,380
 Other real estate owned             2,517       3,074          1,799
 Total nonperforming assets          8,874       9,726          9,179
 Total non performing assets
  as a percentage of
  period-end loans and
  other real estate (a)               0.35%       0.40%          0.42%
 Allowance for loan and
  lease losses                      36,979      35,595         32,674
 Provision for loan and
  lease losses                       1,396       1,424          2,245
 Loans charged off                     702         590            824
 Loan recoveries                       690         519            573
 Net loan and lease losses              12          71            251
 Allowance for loan and lease
  losses as a percentage of
  period-end loans and
  leases (a)                          1.45%       1.47%          1.51%

 Allowance for loan and lease
  losses as a percentage of
  period-end  nonperforming
  loans                             581.71      535.10         442.74
 Net losses to average loans
  and leases (annualized)             0.00        0.01           0.05


                                For the Nine Months Ended
                                      September 30,
                                -------------------------   Percentage
                                   2003          2002         Change
                                -----------   -----------  -----------
Provision for loan and lease
 losses                         $     3,911   $     4,726       -17.2%
Loans charged off                     2,696         2,709         (.5)
Loan recoveries                       2,065         2,138        (3.4)
Net loan and lease losses               631           571        10.5
Net losses to average loans and
 leases                                0.04%         0.04%

(a) Excludes loans held for sale
NM - Not meaningful


                    TAXABLE EQUIVALENT YIELDS/RATES

                                       Three Months Ended
                           September 30,     June 30,    September 30,
                                2003           2003          2002
                           -------------- -------------- -------------
Interest income:
 Interest and fees on
  loans                             5.86%          6.03%         6.76%
 Interest on securities:
    Taxable                         3.65           4.09          5.77
    Non-taxable                     6.82           7.43          7.46
 Total interest earning
  assets                            5.27           5.48          6.47

Interest expense:
 Interest on deposits               1.78           2.00          2.58
 Interest on short-term
  borrowing                         1.87           1.83          3.07
 Interest on long-term
  debt                              3.79           3.87          4.58
 Total interest bearing
  liabilities                       1.87           2.08          2.63
 Net interest spread                3.40           3.40          3.84
 Net interest margin                3.63           3.64          4.17

                                  Nine Months Ended
                                    September 30,
                           ------------------------------
                                2003            2002
                           -------------- ---------------
Interest income:
 Interest and fees on
  loans                             6.02%          6.90%
 Interest on securities:
     Taxable                        4.06           5.96
     Non-taxable                    7.11           7.51
 Total interest earning
  assets                            5.48           6.62

Interest expense:
 Interest on deposits               1.98           2.72
 Interest on short-term
  borrowing                         1.95           2.83
 Interest on long-term
  debt                              3.89           4.65
 Total interest bearing
  liabilities                       2.06           2.76
 Net interest spread                3.42           3.86
 Net interest margin                3.67           4.19


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                As of September 30,
                           ------------------------------
                                2003            2002
                           -------------- ---------------

 Stockholders' Equity:
   Equity to assets                 7.06%          7.08%
   Leverage ratio                   7.58           7.19
   Book value per common
    share (a)                   $  21.23       $  18.48
   Tangible book value per
    common share (a)               18.38          16.84
   Ending shares
    outstanding                   12,819         12,366

(a) Includes a cumulative mark to market adjustment to equity of $0.04 and $0.29 per share at September 30, 2003 and 2002, respectively.


                         RECONCILIATION TABLE

                               Three Months Ended  Nine Months Ended
                                 September 30,       September 30,
                               ------------------  ------------------
                                 2003      2002      2003      2002
                               --------  --------  --------  --------
 Total revenue                 $ 52,970  $ 45,649  $150,611  $127,618
 Securities gains                    (4)        -       (43)      (35)
 Disposal of assets                (914)     (435)     (881)     (251)
 Net revenue                   $ 52,052  $ 45,214  $149,687  $127,332

 Net income                    $ 10,581  $  9,018  $ 30,270  $ 26,408
 Amortization of intangibles,
  net of tax                        202       163       546       444
 Cash earnings                 $ 10,783  $  9,181  $ 30,816  $ 26,852

 Book value                    $272,139  $228,585  $272,139  $228,585
 Intangible assets              (36,475)  (20,379)  (36,475)  (20,379)
 Tangible book value           $235,664  $208,206  $235,664  $208,206

 Book value per common share   $  21.23  $  18.48  $  21.23  $  18.48
 Effect of intangible assets
  per share                       (2.85)    (1.64)    (2.85)    (1.64)
 Tangible book value per
  common share                 $  18.38  $  16.84  $  18.38  $  16.84


           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
      ----------------------------------------------------------
                 (In thousands, except share amounts)

                                           September 30, September 30,
                                                2003          2002
                                           ------------- -------------

 Assets
   Cash and due from banks                  $  140,451     $   98,970
   Interest-bearing deposits in other
    banks                                       24,471         18,163
   Federal funds sold and securities
    purchased under resell agreements           31,172         43,813
   Trading securities, at fair value                26          1,429
   Investment securities (fair value
    $295,079 and $250,436, respectively)       295,605        247,583
   Securities available for sale, at fair
    value                                      527,921        380,024
   Loans held for sale                          37,744         48,835
   Loans and leases                          2,551,300      2,172,871
   Unearned income                              (2,947)        (2,471)
                                            ----------     ----------
   Loans and leases, net of unearned
    income                                   2,548,353      2,170,400
   Allowance for loan and lease losses         (36,979)       (32,674)
                                            ----------     ----------
   Net loans and leases                      2,511,374      2,137,726
   Property, equipment and leasehold
    improvements, net                           77,242         67,688
   Goodwill                                     31,572         15,448
   Other intangible assets, net                  4,903          4,931
   Cash surrender value of life insurance       58,035         55,391
   Receivable from investment division
    customers                                   72,495         68,118
   Other assets                                 39,930         41,717
                                            ----------     ----------
   Total assets                             $3,852,941     $3,229,836
                                            ==========     ==========

 Liabilities and Stockholders' Equity
   Deposits:
    Noninterest bearing                     $  426,639     $  347,675
    Interest bearing                         2,325,877      1,922,357
                                            ----------     ----------
   Total deposits                            2,752,516      2,270,032
   Federal funds purchased and securities
    sold under repurchase agreements           337,991        353,361
   Treasury, tax and loan accounts                 706          1,744
   Accrued expenses and other liabilities       43,877         49,940
   Payable for securities purchased for
    investment division customers               69,522         60,000
   Short-term borrowings                        61,150         77,100
   Long-term debt                              315,040        189,074
                                            ----------     ----------
   Total liabilities                         3,580,802      3,001,251

   Common stock, $1 par, 27,500,000 shares
    authorized; 12,819,788 and 12,424,544
    shares issued at September 30, 2003
    and 2002, respectively                      12,820         12,425
   Additional paid-in capital                  125,823        104,884
   Retained earnings                           133,027        109,312
   Treasury stock at cost, 723 and 58,650
    shares at September 30, 2003 and 2002,
    respectively                                   (24)        (1,580)
   Accumulated other comprehensive income,
    net of tax                                     493          3,544
                                            ----------     ----------
   Total stockholders' equity                  272,139        228,585
                                            ----------     ----------
   Total liabilities and stockholders'
    equity                                  $3,852,941     $3,229,836
                                            ==========     ==========


           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
           ------------------------------------------------
                (In thousands, except per share data)

                            For the three months  For the nine months
                            ended September 30,   ended September 30,
                           --------------------- ---------------------
                              2003       2002       2003       2002
                           ---------- ---------- ---------- ----------

 Interest income:
   Interest and fees on
    loans and leases        $ 37,578   $ 36,627   $108,041   $107,170
   Interest on securities      7,428      9,011     23,878     26,519
   Interest on deposits in
    other banks                   26         36         86        120
   Interest on trading
    securities                    27         14         76         43
   Interest on Federal
    funds sold and
    securities purchased
    under resell
    agreements                   198        172        531        557
                            --------   --------   --------   --------
 Total interest income        45,257     45,860    132,612    134,409

 Interest expense:
   Interest on deposits       10,355     12,375     32,495     37,968
   Interest on Federal
    funds purchased and
    securities sold under
    repurchase agreements        815      1,251      2,435      3,184
   Interest on short-term
    borrowings                   315        606      1,313      1,687
   Interest on long-term
    debt                       2,674      2,162      7,911      6,728
                            --------   --------   --------   --------
 Total interest expense       14,159     16,394     44,154     49,567
                            --------   --------   --------   --------
 Net interest income          31,098     29,466     88,458     84,842
 Provision for loan losses     1,396      2,245      3,911      4,726
                            --------   --------   --------   --------
 Net interest income after
  provision for loan
  losses                      29,702     27,221     84,547     80,116

 Noninterest income:
   Securities gains                4          -         43         35
   Gain on disposition and
    liquidation of assets        914        435        881        251
   Service charges on
    deposit accounts           3,623      3,158     10,436      8,769
   Investment services
    income                     4,555      3,261     16,087      8,920
   Securities brokerage
    and trust income           3,995      3,864     12,018      9,794
   Gain on origination and
    sale of mortgages          5,478      2,814     13,427      7,372
   Bank owned life
    insurance                    684        791      2,052      2,256
   Insurance commissions         797        651      2,435      1,800
   Other                       1,822      1,209      4,774      3,579
                            --------   --------   --------   --------
 Total noninterest income     21,872     16,183     62,153     42,776

 Noninterest expense:
   Salaries and employee
    benefits                  16,874     15,808     48,732     43,561
   Commission based
    compensation               6,062      4,279     18,285     11,266
   Occupancy and equipment
    expenses                   3,326      3,006      9,696      8,638
   Amortization of
    intangibles                  285        225        762        600
   Penalty on long-term
    debt repayment               822          -        822          -
   Other                       8,256      6,856     23,156     20,150
                            --------   --------   --------   --------
 Total noninterest expense    35,625     30,174    101,453     84,215
                            --------   --------   --------   --------

 Income before provision
  for income taxes            15,949     13,230     45,247     38,677
 Provision for income
  taxes                        5,368      4,212     14,977     12,269
                            --------   --------   --------   --------
 Net income                 $ 10,581   $  9,018   $ 30,270   $ 26,408
                            ========   ========   ========   ========

 Net income per common
  share (basic)             $    .82   $    .73   $   2.39   $   2.14
                            ========   ========   ========   ========

 Weighted average common
  shares outstanding
  (basic)                     12,935     12,364     12,678     12,358
                            ========   ========   ========   ========

 Net income per common
  share (diluted)           $    .80   $    .71   $   2.35   $   2.08
                            ========   ========   ========   ========

 Weighted average common
  shares outstanding
  (diluted)                   13,161     12,679     12,875     12,668
                            ========   ========   ========   ========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Three Months 09/30/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------  --------  -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,549,891  $ 37,643    5.86%
   Securities:
    Taxable                                 768,416     7,061    3.65
    Tax exempt (2)                           30,881       531    6.82
   Cash balances in other banks              11,650        26    0.89
   Funds sold                                61,345       198    1.28
   Trading account securities                 3,191        27    3.36
                                         ----------  --------
       Total earning assets (2)           3,425,374    45,486    5.27
                                         ----------  --------
 Cash and due from banks                     85,028
 Premises and equipment                      76,805
 Other assets                               189,257
 Allowance for loan and lease losses        (36,334)
                                         ----------
        Total assets                     $3,740,130
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  511,578  $    931    0.72
   Savings deposits                         515,106     1,109    0.85
   Time deposits                          1,285,128     8,315    2.57
   Funds purchased                          342,499       815    0.94
   Other short-term borrowings               66,750       315    1.87
   Long-term debt                           279,922     2,674    3.79
                                         ----------  --------
        Total interest-bearing
         liabilities                      3,000,983    14,159    1.87
                                         ----------  --------
 Demand deposits                            418,895
 Accrued interest and other liabilities      50,273
 Stockholders' equity                       269,979
                                         ----------
     Total liabilities and stockholders'
      equity                             $3,740,130
                                         ==========

 Net interest spread                                             3.40%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          31,327    3.63%
                                                               =======
 Tax equivalent adjustment (2)                            229
                                                     --------
 Net interest income/margin                          $ 31,098    3.60%
                                                      =======  =======

                                              Three Months 09/30/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,153,056  $ 36,689    6.76%
   Securities:
    Taxable                                 593,892     8,632    5.77
    Tax exempt (2)                           30,529       574    7.46
   Cash balances in other banks               9,230        36    1.55
   Funds sold                                39,768       172    1.72
   Trading account securities                 1,609        14    3.45
                                         ----------  --------
       Total earning assets (2)           2,828,084    46,117    6.47
                                         ----------  --------
 Cash and due from banks                     86,059
 Premises and equipment                      65,208
 Other assets                               135,469
 Allowance for loan and lease losses        (31,601)
                                         ----------
        Total assets                     $3,083,219
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  401,149  $  1,342    1.33
   Savings deposits                         389,063     1,398    1.43
   Time deposits                          1,114,383     9,635    3.43
   Funds purchased                          307,248     1,251    1.62
   Other short-term borrowings               78,239       606    3.07
   Long-term debt                           187,370     2,162    4.58
                                         ----------  --------
        Total interest-bearing
         liabilities                      2,477,452    16,394    2.63
                                         ----------  --------
 Demand deposits                            325,632
 Accrued interest and other liabilities      53,486
 Stockholders' equity                       226,649
                                         ----------
     Total liabilities and stockholders'
      equity                             $3,083,219
                                         ==========

 Net interest spread                                             3.84%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          29,723    4.17%
                                                               =======
 Tax equivalent adjustment (2)                            257
                                                     --------
 Net interest income/margin                          $ 29,466    4.13%
                                                     ========  =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Nine Months 09/30/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------  --------  -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,404,068  $108,249    6.02%
   Securities:
    Taxable                                 749,279    22,765    4.06
    Tax exempt (2)                           31,233     1,661    7.11
   Cash balances in other banks              11,465        86    1.00
   Funds sold                                55,341       531    1.28
   Trading account securities                 2,689        76    3.78
                                         ----------  --------
       Total earning assets (2)           3,254,075   133,368    5.48
                                         ----------  --------
 Cash and due from banks                     87,812
 Premises and equipment                      74,649
 Other assets                               163,433
 Allowance for loan and lease losses        (34,520)
                                         ----------
        Total assets                     $3,545,449
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  507,490  $  3,482    0.92
   Savings deposits                         458,843     3,286    0.96
   Time deposits                          1,227,867    25,727    2.80
   Funds purchased                          310,743     2,435    1.05
   Other short-term borrowings               89,904     1,313    1.95
   Long-term debt                           271,793     7,911    3.89
                                         ----------  --------
        Total interest-bearing
         liabilities                      2,866,640    44,154    2.06
                                         ----------  --------
 Demand deposits                            368,953
 Accrued interest and other liabilities      57,995
 Stockholders' equity                       251,861
                                         ----------
     Total liabilities and stockholders'
      equity                             $3,545,449
                                         ==========

 Net interest spread                                             3.42%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          89,214    3.67%
                                                               =======
 Tax equivalent adjustment (2)                            756
                                                     --------
 Net interest income/margin                          $ 88,458    3.63%
                                                     ========  =======

                                              Nine Months 09/30/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------  --------  -------
 Assets:
 Earning assets:
   Loans and leases (1)(2)               $2,080,428  $107,379    6.90%
   Securities:
    Taxable                                 569,002    25,357    5.96
    Tax exempt (2)                           31,338     1,760    7.51
   Cash balances in other banks               8,380       120    1.91
   Funds sold                                41,867       557    1.78
   Trading account securities                 1,314        43    4.38
                                         ----------  --------
       Total earning assets (2)           2,732,329   135,216    6.62
                                         ----------  --------
 Cash and due from banks                     88,900
 Premises and equipment                      65,505
 Other assets                               126,809
 Allowance for loan and lease losses        (30,487)
                                         ----------
        Total assets                     $2,983,056
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  397,458  $  3,987    1.34
   Savings deposits                         391,367     4,236    1.45
   Time deposits                          1,074,352    29,745    3.70
   Funds purchased                          264,056     3,184    1.61
   Other short-term borrowings               79,703     1,687    2.83
   Long-term debt                           193,542     6,728    4.65
                                         ----------  --------
        Total interest-bearing
         liabilities                      2,400,478    49,567    2.76
                                         ----------  --------
 Demand deposits                            314,292
 Accrued interest and other liabilities      48,578
 Stockholders' equity                       219,708
                                         ----------
     Total liabilities and stockholders'
      equity                             $2,983,056
                                         ==========

 Net interest spread                                             3.86%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          85,649    4.19%
                                                               =======
 Tax equivalent adjustment (2)                            807
                                                     --------
 Net interest income/margin                          $ 84,842    4.15%
                                                     ========  =======


(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650